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                                                                  EXHIBIT 1

                              FIRST AMENDMENT TO

                           EMPLOYEES SAVINGS PLAN OF

                          COMMONWEALTH ENERGY SYSTEM

                           AND SUBSIDIARY COMPANIES,

                AS AMENDED AND RESTATED AS OF JANUARY 1, 1993,

                        EFFECTIVE AS OF OCTOBER 1, 1994
______________________________________________________________________________

WHEREAS, the Employees Savings Plan of Commonwealth Energy System and Subsidiary Companies (the "Plan") was originally established effective September 1, 1962, amended from time to time, and restated in its entirety as of December 1, 1975, as of January 1, 1979, as of May 11, 1981, as of January 1, 1984, as of January 1, 1985, as of January 1, 1989 and as of January 1, 1993; and

WHEREAS, Section 14.01 of the Plan gives Commonwealth Energy System ("the System") the right to amend said Plan;

NOW, THEREFORE, in consideration of the premises and of the covenants contained herein, the System does hereby covenant and agree that the Plan shall be amended in accordance with the following provisions effective as of October 1, 1994 or otherwise on the effective dates stated herein.

1. Section 2.10 is hereby amended effective as of January 1, 1994, by deleting the words "provided however, that effective for Plan Years commencing on or after January 1, 1989, an Employee's Compensation shall not exceed $200,000" as appears in the sixth through eighth lines of said
    Section 2.10, and substituting therein the words "provided however, that effective for Plan Years commencing on or after January 1, 1994, an Employee's Compensation shall not exceed $150,000".

2. Section 2.12 is hereby amended effective January 1, 1994, by deleting the number "$200,000" as appears in the ninth line of said Section 2.12 and substituting therein the number "$150,000".

3. Section 2.12 is hereby deleted in its entirety effective as of October 1, 1994 and a new Section 2.12 is added to read as follows:

    "2.12 Eligible Compensation" means the authorized rate of compensation (including any "lump sum payment" under the authorized basic compensation pay program) from a Participating Company, exclusive of all compensation in the form of pay for overtime, commissions, bonuses and the like; except that in the case of sales personnel compensated in whole or in part by commissions, "Eligible Compensation" means ninety percent (90%) of the average earnings during the immediately preceding four (4) calendar quarters, but not less than the authorized basic compensation from a Participating Company. Notwithstanding anything contained herein to the contrary, a Member's Eligible Compensation for any year
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            shall not exceed $150,000 (or such higher limit as determined by
            Section 401(a)(17) of the Internal Revenue Code)."

4. Article 2 "Definitions" is hereby amended effective October 1, 1993, by adding the following new Sections 2.22 and 2.23:

    "2.22 "Fund G" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in interests of a fund whose primary objective is to provide investment results that correspond to the aggregate price and yield performance of an equity index." "2.23 "Fund H" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in interests of a fund whose primary objective is capital growth in securities on a global or international basis."

5. Section 2.22 is hereby amended effective January 1, 1994, i) by deleting the words "Section 2.221(iii)" as appears in the third line of said
    Section 2.22 and substituting therein the words "Section 2.241(iii)", and
    ii) by deleting the words "Section 2.22(a)" as appears in the first line of Section 2.22(b)(ii) and substituting therein the words "Section 2.24(a)".

6. Section 2.221(ii) is hereby amended effective January 1, 1994, i) by deleting the words "2.221(iii)" as appears in the second line of said
    Section 2.221(ii) and substituting therein the words "Section 2.241(iii); and ii) by deleting the words "2.22(a)iii or (iv), or Section 2.22(b)
    (ii)" as appears in the eighth line of said Section 2.221(ii) and substituting therein the words "Section 2.224(a)(iii) or (iv), or Section 2.24(b)(ii)".

7. Article 2 is hereby amended effective October 1, 1993, by renumbering Sections 2.22, 2.221, 2.23, 2.24, 2.25, 2.26, 2.27, 2.28, 2.29, 2.30,
    2.31, 2.32, 2.33, 2.34, 2.35, 2.36, 2.37, 2.38, 2.39, 2.40, 2.41, 2.42,
    2.43, 2.44, 2.45, 2.46 and 2.47 as Sections 2.24, 2.241, 2.25, 2.26,
    2.27, 2.28, 2.29, 2.30, 2.31, 2.32, 2.33, 2.34, 2.35, 2.36, 2.37, 2.38,
    2.39, 2.40, 2.41, 2.42, 2.43, 2.44, 2.45, 2.46, 2.47, 2.48 and 2.49,
    respectively.

8. Section 5.01 is hereby amended effective as of October 1, 1994 by deleting the last sentence of such Section 5.01 and substituting therein the following:

       "A change in the Member's Eligible Compensation shall not affect the amount of such Member's deferral until the Calendar Quarter coincident with or next following such change in Eligible Compensation (except that the amount deferred on a lump sum payment under the authorized basic compensation pay program will be calculated and deferred on the payroll period in which the lump sum payment is made)".

9. Section 5.01 is hereby further amended effective as of November 1, 1994 by deleting the last sentence of such Section 5.01 and substituting therein the following:

       "The amount deferred shall be credited to the Member's Pay Deferral Account on a payroll period basis (except that the amount deferred on
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       a lump sum payment under the authorized basic compensation pay program will be calculated and deferred on the payroll period in which the lump sum payment is made effective October 1, 1994)".

10. Section 5.05 is hereby amended effective as of July 1, 1994, i) by deleting the words "(in multiples of ten (10))" as appears in the second line of said Section 5.05 and substituting therein the words "in at least one percent (1%) increments"; ii) by deleting the words "January 1, 1993" as appears in the sixteenth line of said Section 5.05 and substituting therein the words "July 1, 1994"; and iii) by deleting the words "at any time, but not more than once per calendar month" as appears in the nineteenth line of said Section 5.05 and substituting therein the words "once a day".

11. Section 5.06 is hereby amended effective July 1, 1994, by deleting the words "at any time, but not more than once per calendar month" as appears in the seventh and eighth lines of said Section 5.06, and substituting therein the words "once a day".

12. Section 5.13 is hereby amended effective October 1, 1993, by deleting the words "(as defined in Section 2.221(i)" as appears in the fourth and fifth lines of said Section 5.13 and substituting therein words "(as defined in Section 2.241(i))".

13. Article 8 "Distribution of Benefits" is hereby amended effective November 1, 1994 by adding the following new Section 8.12:

    "8.12 The Plan Administrator may authorize the Plan Trustee to make a distribution to an Alternate Payee pursuant to a Qualified Domestic Relations Order as soon as administratively practicable after the Valuation Date next following the date the Plan Agent determines that the Order is a Qualified Domestic Relations Order, subject to any deferred distribution date specified by a court of lawful jurisdiction in the Qualified Domestic Relations Order."

14. Section 10.03 is hereby deleted in its entirety effective as of October 1, 1994, and a new Section 10.03 is added to read as follows:

    "10.03 Request for Loan. A Member who is currently making Pay Deferral Contributions to the Plan may request a loan in writing on a form provided by the Plan Trustee".

15. Section 15.121 is hereby revised effective July 1, 1994, by deleting the number "$200,000" as appears in the fifth line of said Section 15.121 and substituting therein the number "$150,000".
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IN WITNESS WHEREOF, Commonwealth Energy System, Cambridge Electric Light
Company, Canal Electric Company, Commonwealth Gas Company, COM/Energy Services Company and Commonwealth Electric Company have caused this Amendment No. 1 to be duly executed in their name and on their behalf, this 21st day of November, 1994, effective as of the dates set forth herein.

                                  COMMONWEALTH ENERGY SYSTEM*
                                  CAMBRIDGE ELECTRIC LIGHT COMPANY
                                  CANAL ELECTRIC COMPANY
                                  COMMONWEALTH GAS COMPANY
                                  COM/ENERGY SERVICES COMPANY
                                  COMMONWEALTH ELECTRIC COMPANY


                                  By WILLIAM G. POIST
                                     W. G. Poist
                                     President of Commonwealth Energy System
                                     and Chairman of its Subsidiary Companies


                                  By MICHAEL P. SULLIVAN
                                     M. P. Sullivan
                                     Secretary of Commonwealth Energy System
                                     and Clerk of its Subsidiary Companies


* The name "Commonwealth Energy System" means the trustees for the time being (as trustees but not individually) under a declaration of Trust dated December 31, 1926, as amended, which is hereby referred to, and a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of said System binds only the trust estate, and no shareholder, director, trustee, officer or agent assumes, or shall be held to, any liability by reason therefore.